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                                                          EXHIBIT 99.B5

JACKSON NATIONAL LIFE                                   APPLICATION FOR
             [JACKSON NATIONAL LIFE LOGO]    FIXED AND VARIABLE ANNUITY
INSURANCE COMPANY OF NEW YORK


2900 Westchester Avenue, Purchase, NY 10577

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[GRAPHIC]       THE OWNER
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Name                                 Are you a U.S. citizen?
                                     / / Yes   / / No
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Date of Birth           Relationship

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Social Security Number/Federal I.D.  [ ][ ][ ] - [ ][ ] - [ ][ ][ ][ ]
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Address (Number and Street)

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City                         State                        Zip

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Phone    [ ][ ][ ] / [ ][ ][ ] - [ ][ ][ ][ ]
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[GRAPHIC]       JOINT OWNER
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Name                                 Are you a U.S. citizen?
                                     / / Yes   / / No
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Date of Birth           Relationship

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Social Security Number/Federal I.D.  [ ][ ][ ] - [ ][ ] - [ ][ ][ ][ ]
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ANNUITANT (If other than Proposed Owner)
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Name (Print as desired in policy)               Are you a U.S. citizen?
                                                / / Yes   / / No
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Social Security Number/Federal I.D.  [ ][ ][ ] - [ ][ ] - [ ][ ][ ][ ]
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Date of Birth                Age                          Sex

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Address (Number and Street)

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City                         State                        Zip

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Phone    [ ][ ][ ] / [ ][ ][ ] - [ ][ ][ ][ ]
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Policy Number (Home Office Use Only)

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JOINT ANNUITANT (optional)
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Name                                 Are you a U.S. citizen?
                                     / / Yes   / / No
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Social Security Number/Federal I.D.  [ ][ ][ ] - [ ][ ] - [ ][ ][ ][ ]
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Date of Birth                Relationship

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[GRAPHIC]       THE BENEFICIARY
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(PRIMARY) NAME

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Date of Birth                Relationship

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CONTINGENT NAME

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Date of Birth                Relationship

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                                                      USE DARK INK ONLY
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PREMIUM PAYMENT
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CAPITAL PROTECTION PROGRAM? / / Yes  / / No
Which guaranteed option do you intend for the Capital Protection Program? / / 1 year / / 3 year / / 5 year / / 7 year
Now that you have determined which guaranteed option you intend to use, indicate below how you would like the balance of your initial investment allocated:
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              PREMIUM ALLOCATION (Whole percentages  -
[GRAPHIC]     must total 100%)
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JNL(R) Aggressive Growth Series                                 %
                                                          ------
JNL Capital Growth Series                                       %
                                                          ------
JNL Global Equities Series                                      %
                                                          ------
JNL/Alger Growth Series                                         %
                                                          ------
JNL/Putnam Growth Series                                        %
                                                          ------
JNL/Putnam Value Equity Series                                  %
                                                          ------
PPM America/JNL Balanced Series                                 %
                                                          ------
PPM America/JNL High Yield Bond Series                          %
                                                          ------
PPM America/JNL Money Market Series                             %
                                                          ------
Salomon Brothers/JNL Global Bond Series                         %
                                                          ------
Salomon Brothers/JNL U.S. Government
  & Quality Bond Series                                         %
                                                          ------
T. Rowe Price/JNL Established Growth Series                     %
                                                          ------
T. Rowe Price/JNL International Equity Investment Series        %
                                                          ------
T. Rowe Price/JNL Mid-Cap Growth Series                         %
                                                          ------
Guaranteed Options
    1 year      %  5 year     %
           ----           ----
    3 year      %  7 year     %
           ----           ----
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Subsequent payments will be invested as indicated in Premium
Allocation above unless the Company is otherwise instructed.
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[GRAPHIC]       PREMIUM PAYMENT
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Initial premium with application                $
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IRC 1035 Exchange?                              / / Yes  / / No
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Will this annuity replace any existing life insurance or annuity?
/ / Yes  / / No  Details:

Company
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Policy No.
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Have you completed a State Replacement form (where required)?
/ / Enclosed  / / Not required
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[GRAPHIC]       ANNUITY TYPE
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         PLAN TYPE                                  TYPE OF TRANSFER

/ / Non-tax Qualified                           / / IRC 1035 Exchange

/ / IRA - Individual Contribution year          / / Direct Transfer
                                      ----
/ / IRA - Spousal    Contribution year          / / Direct Rollover
                                      ----
/ / IRA - Custodial  Contribution year          / / Non-direct Rollover
                                      ----
/ / IRA - SEP        Contribution year          / / Trustee to Trustee
                                      ----          Transfer
/ / 403(b)

/ / 401(k) Qualified Savings Plan

/ / HR-10 (KEOGH) Plans

/ / Other
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DOLLAR-COST AVERAGING (MINIMUM $15,000)

I authorize the Company to transfer the following amount as indicated below (min. $100). Transfers are available from all variable accounts and the one-year guaranteed account. (Check transfer frequency.)

[ ] Monthly   [ ] Quarterly    [ ] Semiannually   [ ]  Annually
Please make the first transfer on ___ / ___ 19__ (m/d/y)

        SOURCE FUND             DESTINATION FUND                AMOUNT
   (One source fund only)
                                                         $
--------------------------    ----------------------      -------------------
                                                         $
--------------------------    ----------------------      -------------------
                                                         $
--------------------------    ----------------------      -------------------
                                                         $
--------------------------    ----------------------      -------------------
                                                         $
--------------------------    ----------------------      -------------------


REBALANCING


Rebalancing to begin on ___/___/___ (date).
Rebalancing should occur:
[ ]  Monthly            [ ]  Quarterly
[ ]  Semiannually       [ ]  Annually

PRE-AUTHORIZED CHECK
(attach voided check)

I authorize JNL/NY to withdraw $_____________ starting __________ (month), 19_________ from my checking account for future premiums to the Contract with the following frequency:

[ ]   Monthly   [ ]  5th or [ ]  20th   [ ]  Quarterly (20th of January, April,
July and October)

IMPORTANT: MAKE ALL CHECKS PAYABLE ONLY TO JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1. I hereby represent to the best of my knowledge and belief that each of the statements and answers contained above are full, complete and true.

2. The Social Security or taxpayer identification number shown above is certified to be correct.

3. I UNDERSTAND THAT ANNUITY PREMIUMS, BENEFITS, AND SURRENDER VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT OF JNL/NY, ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I have been given a current Prospectus for this variable annuity and for each Series listed above.

5. The Contract I (we) have applied for is suitable for my (our) insurance investment objective, financial situation and needs.

6. I UNDERSTAND THAT AMOUNTS PAYABLE FROM THE GUARANTEED ACCOUNT OPTION UNDER THIS CONTRACT ARE SUBJECT TO AN INTEREST RATE ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE GUARANTEED PERIOD.

Dated and signed

at
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    City                State

on                      19
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Signature of Annuitant

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Signature of Owner if other than Annuitant                       Title

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Joint Owner or Joint Annuitant

REGISTERED REPRESENTATIVE STATEMENT
Agent statement:  To the best of my knowledge and belief, this application
[ ] will   [ ]  will not replace any life insurance or annuities.  I have complied with requirements for disclosure and/or replacement as necessary.

I certify that I am authorized and qualified to discuss the Contract.

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Agent/Representative's Full Name       JNL/NY Agent Number          Phone No.
(Please Print)

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Address                                         City                 State

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Signature of Agent/Representative               Date

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Broken/Dealer Name and No.                      Agent Number


         APPLICATION, FUNDS AND TRANSFER PAPERWORK SHOULD BE SENT TO:
             Jackson National Life Insurance Company of New York
                            2900 Westchester Ave.
                             Purchase, NY  10577


                    [JACKSON NATIONAL LIFE INSURANCE LOGO]
                       Insuring your financial future.(R)
                       Home Office:  Purchase, New York
                                1/888/367-5651
FOR APPLICATION QUESTIONS OR ASSISTANCE, PLEASE CALL 888/367-5651 (7:00 A.M. TO
                                6:00 P.M. MT).